UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2018

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 6, 2017 by Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “us,” or “our”), on October 27, 2017, the Company, through a wholly owned indirect subsidiary, entered into amended and restated employment agreements with R. Ramin Kamfar (“Mr. Kamfar”), James G. Babb, III (“Mr. Babb”), Ryan S. MacDonald (“Mr. MacDonald”), Jordan B. Ruddy (“Mr. Ruddy”), and Christopher J. Vohs (“Mr. Vohs”), and an amended and restated services agreement with Michael L. Konig (“Mr. Konig”) through his wholly-owned law firm, Konig & Associates, LLC, a New Jersey limited liability company (“K&A”) (collectively, the “Executive Agreements”), which agreements set forth the terms and conditions each such party’s employment or service as an executive officer of the Company. The Executive Agreements became effective as of October 31, 2017.

Pursuant to the Executive Agreements, each of Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs and K&A is eligible to receive certain equity grants of long-term incentive plan units (“LTIP Units”) of the Company’s operating partnership, Bluerock Residential Holdings, L.P. (the “Operating Partnership,” and such equity grants, collectively, the “Executive Awards”) pursuant to the Company’s Second Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Second Amended 2014 Individuals Plan”) and Second Amended and Restated 2014 Equity Incentive Plan for Entities (the “Second Amended 2014 Entities Plan,” and together, the “Second Amended Equity Incentive Plans”).

As previously disclosed in the Form 8-K filed by the Company with the SEC on January 5, 2018, pursuant to the Executive Agreements, the initial grants of Executive Awards were made on January 1, 2018. The Executive Awards included a long term performance equity award of the following number of LTIP Units for a three-year performance period from date of grant, subject to performance criteria and targets established and administered by the Compensation Committee of our board of directors (each, an “Initial Long Term Performance Award”): 52,701 LTIP Units to Mr. Kamfar; 17,567 LTIP Units to Mr. Babb; 15,371 LTIP Units to Mr. MacDonald; 17,567 LTIP Units to Mr. Ruddy; 4,392 LTIP Units to Mr. Vohs; and 17,567 LTIP Units to K&A. Each such Initial Long Term Performance Award will vest and become nonforfeitable effective as of the last day of the performance period, subject to certain clawback and termination provisions. Due to limitations on the number of LTIP Units available for issuance under the Second Amended Equity Incentive Plans, the Initial Long Term Performance Awards were, in aggregate, approximately 39% lower than the total long term performance equity awards to which the recipients were entitled pursuant to the terms of their Executive Agreements, with the Company to issue the remaining LTIP Units (the “Shortfall LTIP Units”) at such time as such Shortfall LTIP Units became available for issuance under the Second Amended Equity Incentive Plans (or their respective successor plans by amendment and restatement).

Grants of Shortfall Long Term Performance Awards

As previously disclosed in the Form 8-K filed by the Company with the SEC on October 2, 2018, at the annual meeting of the Company’s stockholders on September 28, 2018, the stockholders approved the third amendment and restatement of each of the Second Amended 2014 Individuals Plan (the “Third Amended 2014 Individuals Plan”) and the Second Amended 2014 Entities Plan (the “Third Amended 2014 Entities Plan,” and collectively with the Third Amended 2014 Individuals Plan, the “Third Amended Equity Incentive Plans”) to increase the aggregate number of shares of Class A common stock reserved for issuance thereunder (and make other administrative changes as disclosed in the Company’s proxy statement).

The increased capacity under the Third Amended Equity Incentive Plans enabled the Company to issue the Shortfall LTIP Units, and on October 4, 2018, the Company granted to each of Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs and K&A a long term performance equity award of the following number of Shortfall LTIP Units under the Third Amended Equity Incentive Plans, for a three-year performance period from the date of grant of the Initial Long Term Performance Award, subject to performance criteria and targets established and administered by the Compensation Committee of our board of directors (each, a “Shortfall Long Term Performance Award”): 34,020 LTIP Units to Mr. Kamfar; 11,340 LTIP Units to Mr. Babb; 9,923 LTIP Units to Mr. MacDonald; 11,340 LTIP Units to Mr. Ruddy; 2,835 LTIP Units to Mr. Vohs; and 11,340 LTIP Units to K&A. Each such Shortfall Long Term Performance Award is evidenced by an LTIP Unit Vesting Agreement, and will vest and become nonforfeitable effective as of the last day of the performance period, subject to certain clawback and termination provisions.

The LTIP Units granted as Shortfall Long Term Performance Awards to each of Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs and K&A were issued in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder for transactions not involving any public offering. No general solicitation or advertising occurred in connection with the issuance and sale of these securities.  Such LTIP Units may convert to units of limited partnership interest in the Operating Partnership (“OP Units”) upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of the Company’s Class A common stock (the “Class A Common Stock”) on a one-for-one basis. From the date of grant, holders of LTIP Units granted as Shortfall Long Term Performance Awards will be entitled to receive “distribution equivalents” at the time distributions are paid to the holders of the Company’s Class A Common Stock; provided, that (i) solely with respect to LTIP Units granted as part of Shortfall Long Term Performance Awards, distributions will be paid at a rate of ten percent (10%) of the distributions otherwise payable with respect to such LTIP Units until the last day of the three-year performance period (or the date of forfeiture, if earlier); and (ii) with respect to each LTIP Unit granted as part of a Shortfall Long Term Performance Award that becomes fully vested in accordance with the terms of the applicable Executive Agreement, the holder will be entitled to receive, as of the date of such vesting, a single cash payment equal to the distributions payable with respect to each such LTIP Unit back to the date of grant, minus the distributions already paid on each such LTIP Unit in accordance with clause (i), in each case subject to certain potential limitations on distributions set forth in the limited partnership agreement of our Operating Partnership.

Board Compensation

On October 4, 2018, the Company granted 3,165 LTIP Units to Elizabeth Harrison, a non-employee member of the Company’s board of directors, in payment of the prorated equity portion of her annual retainer (the “Director Grant”). The LTIP Units issued as the Director Grant were issued pursuant to the Third Amended 2014 Individuals Plan. The Director Grant is evidenced by an LTIP Unit Award Agreement.

The issuance of LTIP Units as the Director Grant was made in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder for transactions not involving any public offering. No general solicitation or advertising occurred in connection with the issuance and sale of these securities.  Such LTIP Units were fully vested upon issuance, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of the Company’s Class A Common Stock on a one-for-one basis. From the date of grant, Ms. Harrison, as the holder of such LTIP Units, will be entitled to receive “distribution equivalents” at the time distributions are paid to the holders of the Company’s Class A Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: October 9, 2018	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer